Exhibit 99.1

Media contact: media-relations@its.jnj.com	Investor contact: investor-relations@its.jnj.com

For immediate release
Johnson & Johnson reports Q1 2025 results
•2025 First-Quarter reported sales growth of 2.4% to $21.9 Billion with operational growth of 4.2%* and adjusted operational growth of 3.3%*
•2025 First-Quarter earnings per share (EPS) increased to $4.54 which includes the reversal of special charges and adjusted EPS increased to $2.77 or 2.2%*
•Significant new product pipeline progress including approval of TREMFYA in Crohn’s disease, data for RYBREVANT/LAZCLUZE overall survival in non-small cell lung cancer and icotrokinra in plaque psoriasis, and initiation of the clinical trial for a general surgery robotic system, OTTAVA
•Company increases Full-Year 2025 operational sales2,5 guidance to reflect the addition of CAPLYTA following the completion of the Intra-Cellular Therapies acquisition
•Including tariff costs, dilution from the Intra-Cellular Therapies acquisition, and updated foreign exchange, Company maintains Full-Year 2025 adjusted reported EPS4 outlook of 6.2%* growth at the mid-point

New Brunswick, N.J. (April 15, 2025) – Johnson & Johnson (NYSE: JNJ) today announced results for first-quarter 2025. “The power of Johnson & Johnson’s uniquely diversified portfolio was on full display this quarter, with strong operational sales growth reinforcing our confidence in 2025 guidance,” said Joaquin Duato, Chairman and Chief Executive Officer, Johnson & Johnson. “During the quarter, we fortified our position as an innovation powerhouse with major advancements across our pipeline, including TREMFYA in IBD, RYBREVANT plus LAZCLUZE in non-small-cell lung cancer, and OTTAVA, our soft tissue surgical robotic system, and further enhanced our leading neuroscience portfolio with the completion of the Intra-Cellular Therapies acquisition.”

Overall financial results

	Q1
($ in Millions, expect EPS)	2025	2024	% Change
Reported Sales	$21,893	$ 21,383	2.4%
Net Earnings	$10,999	$3,255	237.9%
EPS (diluted)	$4.54	$1.34	238.8%

	Q1
Non-GAAP* ($ in Millions, except EPS)	2025	2024	% Change
Operational Sales[1,2]			4.2%
Adjusted Operational Sales[1,3]			3.3%
Adjusted Net Earnings[1,4]	$6,706	$6,580	1.9%
Adjusted EPS (diluted)[1,4]	$2.77	$2.71	2.2%
Free Cash Flow[6,7]	~$3,400	$2,850
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules

2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
4Excludes intangible amortization expense and special items
5Excludes COVID-19 Vaccine
6Non-GAAP measure; defined as cash flow from operating activities, less additions to property, plant and equipment. Cash flow from operations, the most directly comparable GAAP financial measure, will be included in subsequent SEC filings.
7First-quarter 2025 is estimated as of April 15, 2025
Note: values may have been rounded

Regional sales results

Q1				% Change
($ in Millions)	2025	2024	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
U.S.	$12,305	$11,620	5.9%	5.9	-	4.4
International	9,588	9,763	(1.8)	2.1	(3.9)	1.9
Worldwide	$21,893	$21,383	2.4%	4.2	(1.8)	3.3
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Segment sales results

Q1				% Change
($ in Millions)	2025	2024	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
Innovative Medicine	$13,873	$13,562	2.3%	4.2	(1.9)	4.4
MedTech	8,020	7,821	2.5	4.1	(1.6)	1.3
Worldwide	$21,893	$21,383	2.4%	4.2	(1.8)	3.3

1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

First-Quarter 2025 segment commentary:
Operational sales* reflected below excludes the impact of translational currency.
Innovative Medicine
Innovative Medicine worldwide operational sales grew 4.2%* driven primarily by DARZALEX, CARVYKTI, ERLEADA, and RYBREVANT/LAZCLUZE in Oncology, TREMFYA and SIMPONI/SIMPONI ARIA in Immunology, SPRAVATO in Neuroscience, and XARELTO in Cardiovascular/Metabolism/Other. Growth was partially offset by an approximate (810) basis points impact from STELARA in Immunology.

MedTech
MedTech worldwide operational sales grew 4.1%*, with net acquisitions and divestitures positively impacting growth by 2.8%. Growth was driven primarily by Abiomed in Cardiovascular and wound closure products in General Surgery. Growth was partially offset by Spine, Sports & Other in Orthopaedics.

Full-year 2025 guidance:
Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses, and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	April 2025	January 2025
Adjusted Operational Sales[1,2,5] Change vs. Prior Year / Mid-point	2.0% – 3.0% / 2.5%	2.0% – 3.0% / 2.5%
Operational Sales2,5 / Mid-point Change vs. Prior Year / Mid-point	$91.6B – $92.4B / $92.0B 3.3% – 4.3% / 3.8%	$90.9B – $91.7B / $91.3B 2.5% – 3.5% / 3.0%
Estimated Reported Sales3,5/ Mid-point Change vs. Prior Year / Mid-point	$91.0B – $91.8B / $91.4B 2.6% – 3.6% / 3.1%	$89.2B – $90.0B / $89.6B 0.5% – 1.5% / 1.0%
Adjusted Operational EPS (Diluted)2,4 / Mid-point Change vs. Prior Year / Mid-point	$10.50 – $10.70 / $10.60 5.2% – 7.2% / 6.2%	$10.75 – $10.95 / $10.85 7.7% – 9.7% / 8.7%
Adjusted EPS (Diluted)3,4 / Mid-point Change vs. Prior Year / Mid-point	$10.50 – $10.70 / $10.60 5.2% – 7.2% / 6.2%	$10.50 – $10.70 / $10.60 5.2% – 7.2% / 6.2%

1Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2Non-GAAP financial measure; excludes the impact of translational currency
3Calculated using Euro Average Rate: April 2025 = $1.10 and January 2025 = $1.04 (Illustrative purposes only)
4Non-GAAP financial measure; excludes intangible amortization expense and special items
5Excludes COVID-19 Vaccine
Note: percentages may have been rounded
Other modeling considerations will be provided on the webcast
Notable announcements in the quarter:
The information contained in this section should be read together with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases and information available in the Investor Relations section of the company’s website at News Releases, as well as Innovative Medicine News Center, MedTech News & Events, and www.factsabouttalc.com.

Regulatory	European Commission approves subcutaneous RYBREVANT (amivantamab) for the treatment of patients with advanced EGFR-mutated non-small cell lung cancer[1]	Press Release

European Commission approves Johnson & Johnson’s subcutaneous DARZALEX (daratumumab)-based quadruplet regimen for the treatment of patients with newly diagnosed multiple myeloma, regardless of transplant eligibility[1]
Press Release

	U.S. FDA approves TREMFYA (guselkumab), the first and only IL-23 inhibitor offering both subcutaneous and intravenous induction options, for adult patients with moderately to severely active Crohn's disease	Press Release
	Nipocalimab, the first and only investigational treatment to be granted U.S. FDA Breakthrough Therapy designation for the treatment of adults with moderate-to-severe Sjögren's disease, has now received Fast Track designation	Press Release
Data Releases	Johnson & Johnson MedTech Announces Completion of First Cases with OTTAVA Robotic Surgical System[1]	Press Release
	Icotrokinra results show 75% of adolescents with plaque psoriasis achieved completely clear skin and demonstrate favorable safety profile in a once daily pill[1]	Press Release
	Johnson & Johnson highlights new data that showcase the strength of nipocalimab, demonstrating long-term sustained disease control in adults living with generalized myasthenia gravis (gMG)[1]	Press Release

TREMFYA (guselkumab) is the first and only IL-23 inhibitor to significantly reduce both the signs and symptoms and the progression of structural damage in adults living with active psoriatic arthritis[1]
Press Release
	Johnson & Johnson MedTech to Highlight Latest Advancements in Heart Disease Treatment with Impella at ACC.25	Press Release
	RYBREVANT (amivantamab-vmjw) plus LAZCLUZE (lazertinib) outperforms osimertinib with a significant and unprecedented overall survival benefit in patients with EGFR-mutated non-small cell lung cancer	Press Release
	New nipocalimab data and real-world research at AAN 2025 highlight positive Phase 3 results and commitment to people living with generalized myasthenia gravis (gMG)	Press Release
	RYBREVANT (amivantamab-vmjw) plus LAZCLUZE (lazertinib) significantly outperforms standard of care in first-line EGFR-mutated lung cancer with compelling new data at ELCC 2025	Press Release
	Johnson & Johnson MedTech Showcases New Era of Digital Orthopaedics at AAOS 2025	Press Release
	Icotrokinra meets primary endpoint of clinical response in ulcerative colitis study and shows potential to transform the treatment paradigm for patients	Press Release
	Icotrokinra results show potential to set a new standard of treatment in plaque psoriasis	Press Release
	TREMFYA (guselkumab) subcutaneous (SC) induction data support potential to be the first and only in its class to offer the option of both intravenous and SC induction therapy in ulcerative colitis	Press Release
	New nipocalimab data published in mAbs journal details differentiated molecular design, clinical profile and potential of nipocalimab to treat IgG-driven alloantibody and autoantibody diseases	Press Release
	Findings from pivotal nipocalimab Phase 3 study in a broad antibody positive population of people living with generalized myasthenia gravis (gMG) published in The Lancet Neurology	Press Release
Product Launch	Shockwave Medical Launches Novel Forward Intravascular Lithotripsy Platform in U.S. to Transform Treatment of Difficult-to-Cross Calcified Lesions	Press Release

Other	Johnson & Johnson Closes Landmark Intra-Cellular Therapies, Inc. Acquisition to Solidify Neuroscience Leadership[1]	Press Release
	Johnson & Johnson to Return to Tort System to Defeat Meritless Talc Claims[1]	Press Release
	Johnson & Johnson Increases U.S. Investment to More than $55 Billion Over the Next Four Years	Press Release
	Johnson & Johnson Announces Darren Snellgrove as Vice President, Investor Relations	Press Release

1Subsequent to the quarter

Webcast information:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investor Relations section of the company's website at events-and-presentations.

About Johnson & Johnson:
At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at www.jnj.com.

Non-GAAP financial measures:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investor Relations section of the company's website at quarterly results.
Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, an Innovative Medicine pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investor Relations section of the company's website at quarterly results.

Note to investors concerning forward-looking statements:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, and market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations or changes to applicable laws and regulations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the Company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; and increased scrutiny of the health care industry by government agencies. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s most recent Annual Report on Form 10-K, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.